Summary Prospectus	October 1, 2010
Stadion Managed Portfolio
Class A Shares (ETFFX), CUSIP 85235B103 Class C Shares (ETFYX), CUSIP 85235B301
Before you invest, you may want to review the Managed Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Managed Fund’s Prospectus, SAI and other information about the Fund online at http://www.gofilepoint.com/stadion. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Stadion Managed Portfolio (the “Managed Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Managed Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 31 and in the SAI in the “Additional Purchase and Redemption Information” section beginning on page 23.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.75%	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	1.13%	1.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.29%	0.38%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses(1)	1.87%	2.71%
Expense Reimbursements(2)		0.03%
Total Annual Fund Operating Expenses After Expense Reimbursements(1)(2)		2.68%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Reimbursements” will not correlate to the Managed Fund’s Financial Highlights (see the Financial Highlights beginning on page 45 of the Prospectus), which reflect the operating expenses of the Fund, but do not include “Acquired Fund Fees and Expenses.”

(2)
Stadion Money Management, Inc. (the “Advisor”) has entered into an Expense Limitation Agreement with the Managed Fund under which it has agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A and Class C shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2011. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Managed Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Managed Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$754	$1,129	$1,528	$2,639
Class C	$271	$838	$1,432	$3,039

Portfolio Turnover

The Managed Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Managed Fund’s performance. During the most recent fiscal year, the Managed Fund’s portfolio turnover rate was 944% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Managed Fund invests primarily in exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”), and cash and short-term, highly liquid investments (such as money market mutual funds) that are generally convertible into cash (“Cash Positions”). In allocating the Managed Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine a weighted average score for “market risk” based on a combination of factors selected by the Advisor. Examples of technical indicators examined by the Advisor include:

•	Market breadth;

•	Trend determination;

•	Sector analysis; and

•	Relative strength/performance.

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). In general, the Managed Fund will purchase or increase its exposure to Indexed Investments tracking equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or sector is at low risk of losing value or presents opportunities for growth and appreciation. The Managed Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Managed Fund may be substantially invested in fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the equity markets.

While the primary focus of the Managed Fund is allocation of its assets among equity and fixed-income Indexed Investments and Cash Positions, the Fund has the flexibility to invest in individual equity securities and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Managed Fund may from time to time hold positions in common stocks of domestic and foreign companies of any size and corporate and/or government bonds of any maturity or yield, provided that corporate debt obligations shall be “investment grade” securities rated in one of the four highest rating categories by any nationally recognized rating agencies or, if not so rated, will be of equivalent quality in the opinion of the Advisor.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or have too high of a risk. As part of its principal investment strategy, the Managed Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Managed Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. A higher portfolio turnover indicates a greater number of changes, and a lower portfolio turnover indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Managed Fund is expected to be significantly greater than 100%.

The Managed Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Managed Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Managed Fund is best suited for long-term investors.

PRINCIPAL RISKS

An investment in the Managed Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Managed Fund will be successful in meeting its investment objective. Generally, the Managed Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Managed Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Managed Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Managed Fund changes daily based on the performance of the securities in which it invests. The ability of the Managed Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Managed Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Managed Fund’s value may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940, the Managed Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Managed Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Managed Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Managed Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Managed Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Managed Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Sector Risk: Another area of risk involves the potential focus of the Managed Fund’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Managed Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Managed Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Managed Fund may invest in more heavily will vary.

Tracking Risk: Investment in the Managed Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Managed Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: The Managed Fund may sell portfolio securities without regard to the length of time they have been held and, as a result of its trading strategies, the Managed Fund will likely have higher portfolio turnover than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover could lower performance of the Managed Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Managed Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains for shareholders that are taxed at ordinary income tax rates.

Fixed Income Risk: There are risks associated with the potential investment of the Managed Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Managed Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Managed Fund’s SAI.

•
Credit Risk. The value of the Managed Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Managed Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Managed Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Managed Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Managed Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Managed Fund’s SAI.

Small Capitalization Companies Risk: The Managed Fund may, at any given time, invest a significant portion of its assets in securities with small capitalization (i.e., companies with less than $1 billion in capitalization). Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Managed Fund. The bar chart shows the changes in the performance of the Fund’s Class A shares for each full calendar year since their commencement of operations. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Managed Fund’s Class A shares compare with a broad measure of market performance. The performance information presented is the performance of Class A shares only. Class C shares would have substantially similar annual returns as the Class A shares because the annual returns would differ only to the extent that Class A shares and Class C shares do not have the same expenses. Performance is not shown for Class C shares because they commenced operations on October 1, 2009 and therefore do not have a performance history for a full calendar year.

How the Managed Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns
Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 8.56% (quarter ended September 30, 2009).

•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -3.79% (quarter ended December 31, 2009).

•	The 2010 calendar year-to-date total return for Class A shares was 2.55% through June 30, 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Managed Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Average Annual Total Returns - Class A Shares (for periods ended December 31, 2009)	1 Year	Since Inception (September 15, 2006)
Return Before Taxes	-3.19%	1.45%
Return After Taxes on Distributions	-3.19%	0.25%
Return After Taxes on Distributions and Sale of Fund Shares	-2.07%	0.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	-2.88%
80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	22.38%	-0.75%

MANAGEMENT OF THE FUND

Stadion Money Management, Inc. is the Managed Fund’s investment advisor.

The Advisor employs a team of investment professionals to manage the Managed Fund’s investments. The portfolio management team is responsible for the day-to-day operations of the Managed Fund. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Secretary and Treasurer	Since 2006
Judson P. Doherty, CFA	President	Since 2006
Gregory L. Morris	Portfolio Manager	Since 2006
Brad A. Thompson, CFA	Chief Investment Officer	Since 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000

Minimum Subsequent Investments

$250

General Information

You may purchase or redeem (sell) shares of the Managed Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Managed Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Managed Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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